ACCRUED EXPENSES AND OTHER PAYABLES (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
ACCRUED EXPENSES AND OTHER PAYABLES
Business tax and other tax payables	$ 2,612	16,276	15,781
Payables for purchase of property and equipment	2,123	13,224	21,492
Advance from customers	1,873	11,669	12,028
Other accrued expenses	2,665	16,604	12,264
Total	$ 9,273	57,773	61,565